Exhibit 10.3
Procore Technologies, Inc.
2021 Equity Incentive Plan
Adopted by the Board of Directors: May 9, 2021
Approved by the Stockholders: May 9, 2021
Amended: November 9, 2023

1.General.
(a)Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve (plus any Returning Shares) will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.Shares Subject to the Plan.
(a)Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 30,962,615 shares, which number is the sum of: (i) 13,000,000 new shares, plus (ii) a number of shares of Common Stock equal to the Prior Plan’s Available Reserve, plus (iii) a number of shares of Common Stock equal to the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; provided, however, that the Board may act prior to January 1st of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b)Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 92,887,845 shares.

(c)Share Reserve Operation.
(i)Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.Eligibility and Limitations.
(a)Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)Specific Award Limitations.
(i)Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during a fiscal year, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first fiscal year that begins following the Effective Date.
4.Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)by cash or check, bank draft, electronic funds transfer or money order payable to the Company;
(ii)pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check or other cash equivalent) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(f)Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(g)Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(h), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(h)Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because (i) the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(i)Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(i) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
5.Awards Other Than Options and Stock Appreciation Rights.
(a)Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)Form of Award.
(1)RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)Consideration.
(1)RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft, electronic funds transfer or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi)Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to

Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common

Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.Administration.
(a)Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.
(vi)To suspend or terminate the Plan at any time; provided, however that suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)To the extent required by Applicable Law, to submit any amendment to the Plan for stockholder approval.
(ix)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)To adopt or amend such procedures, sub-plans and addenda as are necessary or appropriate to accommodate the specific requirements of local laws, procedures and practices, permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii)To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.Tax Withholding
(a)Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. and non-U.S. federal, state, local tax and/or social insurance contribution withholding obligations or rights of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and non-U.S. federal, state, local tax and/or social insurance contribution withholding obligation or right relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing or requiring a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation or right in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.Miscellaneous.
(a)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)Non-Transferability. Awards may not be transferred, except by will or by the laws of descent and distribution, pursuant to beneficiary designation procedures approved by the Company and valid under Applicable Law or, to the extent expressly permitted in the Award Agreement, to the Participant's family members, a trust or entity established by the Participant for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration, provided, however, that Awards may not be transferred pursuant to a domestic relations order and that a Participant's ex-spouse may not become a Participant under the Plan. Except to the extent permitted by the foregoing sentence or the Award Agreement, each Option or SAR may be exercised during the Participant’s lifetime only by the Participant or the Participant's legal representative, agent or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred.
(f)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(g)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction or extension, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(h)Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(i)Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(j)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or an Affiliate.
(k)Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(l)Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(m)Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(n)Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(o)Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(p)Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed exclusively by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.Covenants of the Company.
(a)Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.Additional Rules for Awards Subject to Section 409A.
(a)Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the

Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt

Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv)The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Termination of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)“Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)“Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g)“Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)“Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, or of any statutory duty owed to the Company or an Affiliate, or of the Company’s Code of Conduct or a material policy of the Company or an Affiliate; (iii) such Participant’s unauthorized use or disclosure of the Company’s or any of its Affiliate’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by a representative of the Company’s Legal, Regulatory, and Compliance department with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.
(j)“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:
(i)any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m)“Common Stock” means the common stock of the Company.
(n)“Company” means Procore Technologies, Inc., a Delaware corporation, and any successor thereto.
(o)“Compensation Committee” means the Compensation Committee of the Board.
(p)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, which may include individuals who are employed or engaged by a third party agency but who provide services to the Company or an Affiliate, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding any other provision of this definition, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. However, where an Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, or such other officer to whom authority may be delegated by the Board, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by the Board or chief executive officer or such other officer to whom authority may be delegated by the Board,. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s)“Director” means a member of the Board.
(t)“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u)“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v)“Effective Date” means the IPO Date, provided this Plan is approved by the Company’s stockholders prior to the IPO Date.
(w)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x)“Employer” means the Company or the Affiliate that employs the Participant.
(y)“Entity” means a corporation, partnership, limited liability company or other entity.
(z)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc)    “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(dd)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff)    “IPO Date” means the date of execution of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(gg)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.
(hh)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(ii)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.
(jj)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(kk)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(ll)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(mm)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(nn)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(oo)    “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(pp)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(qq)    “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(rr)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(ss)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(tt)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(uu)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(vv)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; net promoter score; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products or services; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; customer retention goals; employee satisfaction goals; and other measures of performance selected by the Board or Committee.
(ww)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
(xx)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(yy)    “Plan” means this Procore Technologies, Inc. 2021 Equity Incentive Plan, as amended from time to time.
(zz)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(aaa)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(g).
(bbb)    “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.
(ccc)    “Prior Plan” means the Company’s 2014 Equity Incentive Plan, as amended and restated.
(ddd)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff)    “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (i) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii)  are not issued because such stock award or any portion thereof is settled in cash; (iii)  are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (iv) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (v) are withheld or reacquired to satisfy a tax withholding obligation.
(ggg)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(hhh)    “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(iii)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(jjj)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(kkk)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(lll)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(mmm)    “Securities Act” means the U.S. Securities Act of 1933, as amended.
(nnn)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ooo)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ppp)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(qqq)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(rrr)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(sss)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ttt)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(uuu)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

PROCORE TECHNOLOGIES, INC.
Global RSU Award Grant Notice
(2021 Equity Incentive Plan)
Procore Technologies, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award” or the “RSUs”). Your RSU Award is subject to all of the terms and conditions as set forth in this Global RSU Award Grant Notice (the “Grant Notice”), the Company’s 2021 Equity Incentive Plan (as amended, the “Plan”), and the Global RSU Award Agreement, including any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”). The Grant Notice and the Global RSU Award Agreement (including the Appendix) are referred to together as the “Award Agreement.” Capitalized terms not explicitly defined in the Grant Notice but defined in the Plan or the Global RSU Award Agreement shall have the meanings set forth in the Plan or the Global RSU Award Agreement, as applicable. Further, references in the Award Agreement to the Global RSU Award Agreement shall include the Appendix.
Participant:                    ______________________________

Date of Grant:    ______________________________

Vesting Commencement Date:    ______________________________

Number of RSUs:    ______________________________
Vesting Schedule:     [_________________________________________________________].
Notwithstanding the foregoing, vesting shall terminate upon the Participant’s termination of Continuous Service, as described in Section 2(b) of the Global RSU Award Agreement. However, unless otherwise determined by the Compensation Committee or its delegate, the RSU Award will become fully vested on the date the Participant’s Continuous Service terminates by reason of death or Disability, as also described in Section 2 of the Global RSU Award Agreement.
Issuance Schedule:    One share of Common Stock will be issued for each RSU which vests at the time set forth in Section 5 of the Global RSU Award Agreement.
Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
The RSU Award is governed by this Grant Notice, and the provisions of the Plan and the Global RSU Award Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan or the Award Agreement, the Award Agreement may not be modified, amended or revised except in a writing signed by you and a duly authorized Officer.
You have read and are familiar with the provisions of the Plan, the Award Agreement, and the prospectus for the Plan (the “Prospectus”). In the event of any conflict between the Prospectus and the terms of the Plan or the Award Agreement, the terms of the Plan or the Award Agreement, as applicable, shall control.
The Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock contemplated hereby and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (1) other equity awards previously granted to you, and (2) except as otherwise expressly provided in the Award Agreement, any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you, in each case that specifies the terms that should govern the RSU Award.

PROCORE TECHNOLOGIES, INC.     PARTICIPANT:
By:
    Signature        Signature
Title:         Date:
Date:

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Global RSU Award Agreement
As reflected by your Global RSU Award Grant Notice (“Grant Notice”), Procore Technologies, Inc. (the “Company”) has granted you a RSU Award under its 2021 Equity Incentive Plan (as amended, the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award” or the “RSUs”). The terms of your RSU Award as specified in this Global RSU Award Agreement, including any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”) and the Grant Notice constitute your “Award Agreement.” Capitalized terms not explicitly defined in the Award Agreement but defined in the Plan shall have the meanings set forth in the Plan.
The general terms applicable to your RSU Award are as follows:
1.Governing Plan Document. Your RSU Award is subject to all the provisions of the Plan. Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.Grant and Vesting of the RSU Award.
(a)The RSU Award represents the Company’s promise to issue to you on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice subject to your satisfaction of the vesting conditions set forth therein. Any additional RSUs that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan or the provisions of Section 3, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs covered by your RSU Award.
(b)Subject to the limitations contained in the Award Agreement, your RSU Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice. Vesting will cease upon the termination of your Continuous Service, except if termination is by reason of death or Disability, in which case, unless otherwise determined by the Compensation Committee or its delegate, vesting will accelerate as described in the Grant Notice (and subject to any other acceleration provided for in the Plan).
(c)For purposes of the RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate (regardless of whether your termination of Continuous Service is voluntary or involuntary and regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any), and such date and will not be extended by any notice period (e.g., your period of Continuous Service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any). The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a leave of absence). On the date of termination of your Continuous Service (for any reason other than death or Disability), the RSUs that were not vested on the date of such termination (and are not accelerated pursuant to any acceleration provided for in the Plan) will be forfeited and returned to the Company at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the underlying shares of Common Stock. For the avoidance of doubt, Continuous Service during only a period prior to a vesting date (but where Continuous Service has terminated prior to the vesting date for any reason except death or Disability) does not entitle you to vest in a pro-rata portion of the RSUs on such date.
3.Dividends. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4.Responsibility for Taxes.
(a)Regardless of any action taken by the Company or, if different, the Affiliate or other local employer to which you provide Continuous Service (the “Service Recipient”) with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to your participation in the Plan and legally applicable or deemed applicable to you (the “Tax Liability”), you hereby acknowledge and agree that the Tax Liability is your ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and the Service Recipient (i) make no representations or undertakings regarding any Tax Liability in connection with any aspect of the RSU Award, including, but not limited to, the grant or vesting of the RSU Award, the issuance of Common Stock pursuant to such vesting, the subsequent sale of shares of Common Stock, and the payment of any dividends on the shares; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate your Tax Liability or achieve a particular tax result. Further, if you are subject to Tax Liability in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
(b)In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy any Tax Liability. As further provided in Section 8 of the Plan, you hereby authorize the Company and any applicable Service Recipient to satisfy any applicable withholding obligations with regard to the Tax Liability by one or a combination of the following methods: (i) causing you to pay any portion of the Tax Liability in cash or cash equivalent in a form acceptable to the Company and/or the Service Recipient; (ii) withholding from any compensation otherwise payable to you by the Company or the Service Recipient; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the RSU Award; (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with your RSUs to satisfy the Tax Liability and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liability directly to the Company or the Service Recipient; and/or (v) any other method determined by the Company to be in compliance with Applicable Law. Notwithstanding the foregoing, if you are an Officer or are otherwise subject to Section 16(b) of the Exchange Act, the Company will satisfy applicable withholding obligations for the Tax Liability by withholding shares of Common Stock as provided in Section 4(b)(iii) hereof, unless otherwise determined by the Board or the Compensation Committee.

Furthermore, you agree to pay or reimburse the Company or the Service Recipient any amount the Company or the Service Recipient may be required to withhold, collect or pay as a result of your participation in the Plan or that cannot be satisfied by the means previously described. In the event it is determined that the amount of the Tax Liability was greater than the amount withheld by the Company and/or the Service Recipient (as applicable), you agree to indemnify and hold the Company and/or the Service Recipient (as applicable) harmless from any failure by the Company or the applicable Service Recipient to withhold the proper amount.
(c)The Company and/or the Service Recipient may withhold or account for your Tax Liability by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash from the Company or the Service Recipient (with no entitlement to the Common Stock equivalent), or if not refunded, you may seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any Tax Liability directly to the applicable tax authority or to the Company and/or the Service Recipient. If the withholding obligation for the Tax Liability is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the RSU Award, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying such Tax Liability.
(d)You acknowledge that you may not participate in the Plan and the Company shall have no obligation to issue or deliver shares of Common Stock until you have fully satisfied any applicable Tax Liability, as determined by the Company. Unless any withholding obligation for the Tax Liability satisfied, the Company shall have no obligation to issue or deliver to you any Common Stock in respect of the RSU Award.
5.Date of Issuance.
(a)Except as otherwise provided pursuant to an election made by you to defer the settlement of the RSUs, the issuance of shares in respect of the RSUs is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligation for the Tax Liability, if any, in the event one or more RSUs vest, except as otherwise provided pursuant to an election made by you to defer the settlement of the RSUs, the Company shall issue to you one (1) share of Common Stock for each vested Restricted Stock Unit on the applicable vesting date or, if you have made an election to defer the settlement of the RSUs, the settlement date set forth in the deferral election form. Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”
(b)If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii)either (1) a withholding obligation for any Tax Liability does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the withholding obligation for the Tax Liability by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under the RSU Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Tax Liability in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the fifteenth (15th) day of the third (3rd) calendar month of the applicable year following the year in which the shares of Common Stock under the RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
6.Nature of Grant. In accepting the RSU Award, you acknowledge, understand and agree that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the RSU Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs or other equity awards have been granted in the past;
(c)all decisions with respect to future RSU Awards or other grants, if any, will be at the sole discretion of the Company;
(d)the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
(e)the RSU Award and your participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient, and shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your Continuous Service (if any);
(f)you are voluntarily participating in the Plan;
(g)the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not intended to replace any pension rights or compensation;
(h)the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(j)the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the RSU Award or the recovery by the Company of any shares of Common Stock resulting from (i) the termination of your Continuous Service (for any reason other than death or Disability, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) and/or (ii) the application of any clawback or recovery policy as described in Section 9(j) of the Plan or Section 18 of the Global RSU Award Agreement; and
(l)neither the Company, the Service Recipient or any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to you pursuant to the settlement of the RSU Award or the subsequent sale of any shares of Common Stock acquired upon settlement of the RSU Award.
7.Transferability. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution
8.Corporate Transaction. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
9.No Liability for Taxes. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to any Tax Liability arising from the RSU Award and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
11.Governing Law and Venue. The RSU Award and the provisions of the Award Agreement are governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflict of law principles that would result in any application of any law other than the law of the State of Delaware. For purposes of any action, lawsuit or other proceedings brought to enforce the Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of Delaware, and no other courts, where this grant is made and/or to be performed.
12.Severability. If any part of the Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Global RSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Compliance with Law. Notwithstanding any other provision of the Plan or the Award Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon settlement of the RSUs prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Award Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.
14.Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in the English language, so as to enable you to understand the terms and conditions of the Award Agreement and the Plan. If you have received the Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.
15.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
16.Appendix. Notwithstanding any provisions of the Grant Notice or the Global RSU Award Agreement, the RSU Award shall be subject to any additional terms and conditions set forth in any Appendix for your country. Moreover, if you transfer residence and/or service to another country included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the Award Agreement.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.RSU Award Subject to Clawback. As an additional condition of receiving the RSU Award, and without limiting the application of Section 9(j) of the Plan, you agree that the RSU Award and any shares of Common Stock or other benefits or proceeds therefrom you may receive hereunder shall be subject to forfeiture and/or repayment to the Company pursuant to (a) the Company’s Incentive Compensation Recoupment Policy (as amended from time to time, or any successor policy, the “Recoupment Policy”), to the extent applicable to you, (b) under the terms of any policy adopted by the Company, as may be amended from time to time, to facilitate the Company’s objectives related to eliminating or reducing fraud, misconduct, wrongdoing or violations of law by an employee or other service provider or related to improving the Company’s governance practices or similar considerations, and (c) any requirements imposed under Applicable Law. The provisions contained in a policy or required by Applicable Law as contemplated under sub-clause (a), (b) or (c) shall be deemed incorporated into the Award Agreement without your additional or separate consent. Further, if you receive any amount in excess of what you should have received under the terms of the RSU Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Board or Compensation Committee, then you shall be required to promptly repay any such excess amount to the Company.
In order to satisfy any recoupment obligation arising under the Recoupment Policy or under the other provisions of this Section 18, you expressly and explicitly authorize the Company to cancel any unpaid portion of the RSU Award (whether vested or unvested) and/or to issue instructions, on your behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any shares of Common Stock or other amounts acquired pursuant to the RSU Award to impose a full trading and transfer block on your account and to re-convey, transfer or otherwise return the shares of Common Stock and/or other amounts in such account to the Company upon the Company’s enforcement of the Recoupment Policy or any other applicable clawback policy. You acknowledge and agree that the Company’s rights hereunder shall not be affected in any way by any subsequent change in your status, including retirement or termination of your Continuous Service (including due to death or Disability). You expressly agree to indemnify and hold the Company and its Affiliates harmless from any loss, cost, damage or expense (including attorneys’ fees) that the Company or any of its Affiliates may incur as a result of your actions or in the Company and any of its Affiliates’ efforts to recover such previously made payments or value pursuant to this Section 18.
19.Waiver. You acknowledge that a waiver by the Company of breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other provision of the Award Agreement, or of any subsequent breach by you or any other participant.
20.Insider Trading/Market Abuse. You acknowledge that, depending on your or your broker’s country or where the Company shares are listed, you may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the shares of Common Stock are listed and in applicable jurisdictions, including the United States, your country and the designated broker’s country, which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares (e.g., RSUs) or rights linked to the value of shares (e.g., phantom awards or futures) during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind that third parties include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter.
21.Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws you are subject, you may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding the same.
22.Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
23.Questions. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the general tax consequences associated with your RSU Award, please see the Prospectus and/or the applicable country supplement to the Prospectus.

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Appendix
To Global RSU Award Agreement
Capitalized terms used but not defined in this Appendix have the meanings set forth in the 2021 Equity Incentive Plan (the “Plan”), the Global RSU Award Grant Notice and/or the Global RSU Award Agreement, as applicable. The Global RSU Award Grant Notice and the Global RSU Award Agreement, including this Appendix, are referred to herein collectively as the “Award Agreement.”
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work in one of the jurisdictions listed below.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the RSU Award, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of January 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in the RSU Award, acquire shares of Common Stock or sell shares of Common Stock acquired under the Plan.
In addition, the information contained below is general in nature, may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws in your country may apply to your situation.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the RSU Award, the notifications herein may not apply to you in the same manner.

Additional Terms and Conditions for All Non-U.S. Participants
Data Privacy Notice and Consent
(1)Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purposes of implementing, administering and managing your participation in the Plan. The legal basis, where required, for the processing of Data is your consent.
(2)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE from Morgan Stanley and certain of its affiliated companies (the “Designated Broker”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the Designated Broker or other service providers, with such agreement being a condition to the ability to participate in the Plan. The Company and the Designated Broker are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is your consent.
(3)Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with Applicable Law, exercise or defense of legal rights, and archiving, back-up and deletion processes. This period may extend beyond your period of Continuous Service.
(4)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your salary from or employment or other service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant RSUs or other equity awards to you or administer or maintain such awards.
(5)Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (a) request access or copies of Data the Company processes, (b) rectification of incorrect Data, (c) deletion of Data, (d) restrictions on processing of Data, (e) portability of Data, (f) lodge complaints with competent authorities in your jurisdiction, and/or (g) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.
AUSTRALIA
Notifications
Securities Notification. This offer of the RSU Award is being made under Division 1A Part 7.12 of the Australian Corporations Act 2001 (Cth).
Tax Notification. Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to the RSU Award granted under the Plan, such that the RSU Award is intended to be subject to deferred taxation.
Exchange Control Notification. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
Settlement of RSUs. Notwithstanding any terms or conditions of the Plan or the Award Agreement to the contrary and without prejudice to Section 4 of the Global RSU Award Agreement, RSUs will be settled in shares of Common Stock only, not in cash.
Termination. The following provision replaces Section 2(c) of the Global RSU Award Agreement in its entirety:
For purposes of the RSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earliest of (i) the date of termination of your Continuous Service, (ii) the date on which you receive notice of termination of your Continuous Service, and (iii) the date on which you cease to be providing services to the Company, the Service Recipient or any other Affiliate, which date shall not be extended by any notice period or period of pay in lieu of such notice mandated under the employment laws of the jurisdiction in which you are providing service or the terms of your employment or other service agreement, if any. The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the RSU Award, if any,

will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting;
The following terms and conditions apply to Participants resident in Quebec:
Data Privacy. This provision supplements the Data Privacy Section of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (1) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (2) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
Securities Law Notification. You are permitted to sell shares of Common Stock acquired under the Plan through the Designated Broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
Foreign Asset/Account Reporting Notification. Canadian residents are required to report any foreign specified property held outside Canada (including RSU Awards and shares of Common Stock acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds CAD 100,000 at any time during the year. Thus, if the CAD 100,000 cost threshold is exceeded by other foreign specified property held by the individual, RSU Awards must be reported (generally at a nil cost). For purposes of such reporting, shares of Common Stock acquired under the Plan may be reported at their adjusted cost basis. The adjusted cost basis of a share is generally equal to the fair market value of such share at the time of acquisition; however, if you own other shares of Common Stock (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost bases of the other shares of Common Stock. You should consult with your personal legal advisor to ensure compliance with applicable reporting obligations.
COSTA RICA
There are no country-specific provisions.
CZECH REPUBLIC
Notifications
Exchange Control Notification. You may be required to notify the Czech National Bank that you acquired shares of Common Stock under the Plan and/or that you maintain a foreign account. Such notification will be required if the aggregate value of your foreign direct investments is CZK 2,500,000 or more, you have a certain threshold of foreign financial assets, or you are specifically requested to do so by the Czech National Bank. You should consult with your personal financial advisor regarding your reporting requirements.
EGYPT
Notifications
Exchange Control Notification. If you are an Egyptian resident and you transfer funds into Egypt in connection with the sale of shares of Common Stock or the receipt of any dividends, you are required to do so through a registered bank in Egypt.
FRANCE
Terms and Conditions
Language Consent. By accepting this grant of RSUs, you confirm having read and understood the Plan and the Award Agreement, which were provided in the English language. You accept the terms of the documents accordingly.
En acceptant cet octroi d’unités d’actions restreintes, vous confirmez avoir lu et compris le plan et le présent accord, qui ont été fournis en anglais. Vous acceptez les termes des documents en conséquence.
Notifications
Tax Information. The RSUs are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If you make or receive a payment in excess of this amount (including if you acquire shares of Common Stock with a value in excess of this amount under the Plan or sell shares of Common Stock via a foreign broker, bank or service provider and receive proceeds in excess of this amount) and/or if the Company withholds or sells shares of Common Stock with a value in excess of this amount to cover Tax Liability, you must report the payment and/or the value of the shares of Common Stock withheld or sold to Bundesbank. Such reports must be made either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. You should consult a personal legal advisor to ensure compliance with applicable reporting requirements.

INDIA
Notifications
Exchange Control Notification. You understand that you must repatriate any dividends, as well as any proceeds from the sale of shares of Common Stock acquired under the Plan within such period of time as may be required under applicable regulations. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency, and you must maintain the FIRC as proof of repatriation of funds in the event that the Reserve Bank of India or your Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. You may also be required to provide information regarding funds received from participation in the Plan to the Company and/or your Service Recipient to enable them to comply with their filing requirements under exchange control laws in India.
MEXICO
Terms and Conditions
Plan Document Acknowledgement. By accepting the RSU Award, you acknowledge that you have received a copy of the Plan and the Award Agreement, which you have reviewed. You acknowledge further that you accept all the provisions of the Plan and the Award Agreement. You also acknowledge that you have read and specifically and expressly approves the terms and conditions set forth in Section 6 of the Global RSU Award Agreement (Nature of Grant), which clearly provides as follows:
(1)    Your participation in the Plan does not constitute an acquired right;
(2)    The Plan and your participation in it are offered by the Company on a wholly discretionary basis;
(3)    Your participation in the Plan is voluntary; and
(4)    None of the Company, the Service Recipient nor any other Affiliate are responsible for any decrease in the value of any shares of Common Stock acquired at settlement of the RSU Award.
Labor Law Policy and Acknowledgment. The following provision supplements Section 6 of the Global RSU Award Agreement (Nature of Grant):
By accepting the RSU Award, you expressly recognize that the Company, with its principal operating offices at 6309 Carpinteria Avenue, Carpinteria, CA 93013 U.S.A., is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of shares of Common Stock under the Plan do not constitute an employment relationship or other service contract between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is a Mexican Affiliate of the Company. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participating in the Plan do not establish any rights between you and the

Service Recipient and do not form part of the conditions and/or benefits provided by the Service Recipient for your Continuous Service and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your Continuous Service.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation in the Plan at any time without any liability to you.
Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, and its subsidiaries, affiliates, branches, representation offices, shareholders, trustees, directors, officers, employees, agents, or legal representatives with respect to any such claim that may arise.
Reconocimiento del Documento del Plan. Al aceptar la concesión de RSU, reconoce que ha recibido una copia del plan y el acuerdo de concesión de RSU, que ha revisado. Además, reconoce que acepta todas las disposiciones del Plan y el Acuerdo de adjudicación de RSU. También reconoce que ha leído y aprueba específica y expresamente los términos y condiciones establecidos en la Sección 6 del Acuerdo (Naturaleza de la concesión), que establece claramente lo siguiente:
(1)    La participación del youe en el Plan no constituye un derecho adquirido;
(2)    El Plan y la participación del youe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;
(3)    La participación del youe en el Plan es voluntaria; y
(4)    Ninguna parte de la Compañía, el Destinatario del Servicio ni ningún otro Afiliado son responsables de cualquier disminución en el valor de las acciones ordinarias adquiridas en el momento de la adjudicación del Premio RSU.
Política Laboral y Reconocimiento. Esta disposición suplementa la Sección 6 del Convenio (Naturaleza del Otorgamiento):
Al aceptar el Premio RSU, usted reconoce expresamente que la Compañía, con sus principales oficinas operativas en 6309 Carpinteria Avenue, Carpinteria, CA 93013 USA, es la única responsable de la administración del Plan y que su participación en el Plan y adquisición de acciones de Las Acciones Comunes bajo el Plan no constituyen una relación laboral u otro contrato de servicio entre usted y la Compañía ya que usted participa en el Plan sobre una base totalmente comercial y su único empleador es un Afiliado mexicano de la Compañía. Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que pueda derivar de su participación en el Plan no establecen ningún derecho entre usted y el Destinatario del Servicio y no forman parte de las condiciones y / o beneficios proporcionados por el Servicio.

Destinatario de su Servicio Continuo y cualquier modificación del Plan o su terminación no constituirán un cambio o menoscabo de los términos y condiciones de su Servicio Continuo.
Asimismo, el youe reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del youe en cualquier momento y sin responsabilidad alguna frente el youe.
Finalmente, el youe por este medio declara que no se reserva derecho o acción alguna en contra de la Compañía por cualquier compensación o daños y perjuicios en relación con cualquier disposición del Plan o de los beneficios derivados del Plan y, por lo tanto, el youe otorga el más amplio finiquito que en derecho proceda a favor de la Compañía, y sus afiliadas, sucursales, oficinas de representación, accionistas, fiduciarios, directores, funcionarios, empleados, agentes o representantes legales en relación con cualquier demanda o reclamación que pudiera surgir.
Notifications
Securities Law Notification. The RSU Award and the shares of Common Stock offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Award Agreement and any other document relating to the RSU Award may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are providing service to the Company or one of its Affiliates made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.
NORWAY
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The RSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the shares of Common Stock in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant; (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (3) pursuant to and in accordance with any the conditions of any applicable provision of the SFA.
Notifications

Securities Law Notification. The offer of the Plan, the RSU Award, and the issuance of the underlying shares of Common Stock at settlement are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification Obligation. You acknowledge that if you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., RSU Award or shares of Common Stock) in the Company or any Affiliate within two business days of (1) its acquisition or disposal, (2) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (3) becoming a director, associate director or shadow director.
SPAIN
Terms and Conditions
Labor Law Acknowledgement. The following provision supplements Section 6 of the Global RSU Award Agreement:
By accepting the RSUs granted hereunder, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.
You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to grant RSUs under the Plan to individuals throughout the world. The decision is a limited decision, which is entered into upon the express assumption and condition that any RSU Awards granted will not economically or otherwise bind the Company or any of its Affiliates on an ongoing basis, other than as expressly set forth in the Award Agreement, including this Appendix. Consequently, you understand that the RSU Awards granted hereunder are given on the assumption and condition that they shall not become a part of any employment contract and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant of RSU Awards since the future value of the RSUs and the underlying shares of Common Stock are unknown and unpredictable. In addition, you understand that any RSUs granted hereunder would not be made but for the assumptions and conditions referred to above; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of RSUs or right to RSUs shall be null and void.
Further, the vesting of the Restricted Stock Unit is expressly conditioned on your continued and active rendering of service to the Company, the Service Recipient or any Affiliate, such that if service terminates for any reason whatsoever (except by reason of death or Disability), the RSUs may cease vesting immediately, in whole or in part, effective on the date of your termination (unless otherwise specifically provided in the Award Agreement). This will be the case, for example, even if (1) you are considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) you are dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) you terminate service due to a change of work location, duties or any other employment or contractual condition; (4) you terminate service due to a unilateral breach of contract by the Service Recipient; or (5) you terminate for any other reason whatsoever. Consequently, upon termination for any of the above reasons, you may automatically lose any rights to RSUs that were not vested on the date of your termination, as described in the Plan and the Award Agreement.
You acknowledge that you have read and specifically accept the conditions referred to in Section 6 of the Global RSU Award Agreement.
Notifications
Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Award Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
Exchange Control Notification. If you acquire shares of Common Stock under the Plan, you must declare the acquisition to the Direccion General de Comercio e Inversiones (the “DGCI”). If you acquire the shares of Common Stock through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCI for you; otherwise, you will be required to make the declaration by filing a D-6 form. You must declare ownership of any shares of Common Stock with the DGCI each January while the shares of Common Stock are owned and must also report, in January, any sale of shares of Common Stock that occurred in the previous year for which the report is being made, unless the sale proceeds exceed the applicable threshold, in which case the report is due within one (1) month of the sale.
UNITED ARAB EMIRATES
Notifications
Securities Law Notification. The Award Agreement, the Plan, and other incidental communication materials related to the RSUs are intended for distribution only to individuals providing service to the Company or one of its Affiliates for the purposes of an incentive scheme.
The Emirates Securities and Commodities Authority and the Central Bank have no responsibility for reviewing or verifying any documents in connection with this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it.
The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities.

If you do not understand the contents of the Award Agreement or the Plan, you should consult an authorized financial adviser.
UNITED KINGDOM
Terms and Conditions
Withholding Obligations. This provision supplements Section 4 of the Global RSU Award Agreement:
Without limitation to Section 4 of the Global RSU Award Agreement, you hereby agree that you are liable for any Tax Liability related to your participation in the Plan and hereby covenant to pay such Tax Liability, as and when requested by the Company or (if different) the Service Recipient or by H.M. Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax Liability that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Global RSU Award Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Liability as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the withholding obligation occurs may constitute an additional benefit to you on which additional income tax and National Insurance Contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time thereafter by any of the means referred to in Section 4 of the Global RSU Award Agreement.

PROCORE TECHNOLOGIES, INC.
Global PSU Award Grant Notice
(2021 Equity Incentive Plan)
Procore Technologies, Inc. (the “Company”) has awarded to you (the “Participant”) the number of performance-based restricted stock units specified and on the terms set forth below (the “PSU Award” or the “PSUs”). Your PSU Award is subject to all of the terms and conditions as set forth in this Global PSU Award Grant Notice (the “Grant Notice”), the Company’s 2021 Equity Incentive Plan (as amended, the “Plan”), and the Global PSU Award Agreement, including (1) a description of the performance criteria and the vesting schedule set forth in Exhibit A attached thereto and (2) any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”). The Grant Notice and the Global PSU Award Agreement (including Exhibit A and the Appendix) are referred to together as the “Award Agreement.” Capitalized terms not explicitly defined in the Grant Notice but defined in the Plan or the Global PSU Award Agreement shall have the meanings set forth in the Plan or the Global PSU Award Agreement, as applicable. Further, references in the Award Agreement to the Global PSU Award Agreement shall include the Appendix.

Participant:
Date of Grant:
Total Number of PSUs:
Expiration Date:
Milestone Dates: From time to time, the Management Equity Award Committee shall determine, in its sole discretion, whether a Milestone (described in Exhibit A attached to the Global PSU Award Agreement) has been attained and such date of determination shall be the “Milestone Date” for the respective Milestone.
Vesting Schedule: Unless otherwise provided in the Award Agreement, the number of PSUs corresponding to a Milestone shall vest as described in Exhibit A attached to the Global PSU Award Agreement, subject to the Participant’s Continuous Service, as described in Section 6(l) of the Global PSU Award Agreement, from the Date of Grant through the first Quarterly Issuance Date (as defined below) that next follows the Milestone Date for the respective Milestone, provided that the Milestone Date occurs prior to the Expiration Date (the “Vested PSUs”). For the avoidance of doubt, if none of the Milestone Dates occurs by the Expiration Date, all of the PSUs shall be forfeited and cancelled as of the Expiration Date. If one or more Milestone Dates occur prior to the Expiration Date, the number of PSUs corresponding to the Milestone that is attained shall vest on the first Quarterly Issuance Date that next follows the respective Milestone Date, and the remaining PSUs corresponding to Milestones that are not attained on or prior to the Expiration Date shall be forfeited and cancelled as of the Expiration Date.
Issuance Schedule: The Company shall issue the shares of Common Stock subject to any Vested PSUs on the first Quarterly Issuance Date that next follows the respective Milestone Date, subject to Section 5 of the Global PSU Award Agreement and subject to the Participant’s Continuous Service through such Quarterly Issuance Date.
“Quarterly Issuance Dates” occur each February 20, May 20, August 20, and November 20.
Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
●The PSU Award is governed by this Grant Notice, and the provisions of the Plan and the Global PSU Award Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan or the Award Agreement, the Award Agreement may not be modified, amended or revised except in a writing signed by you and a duly authorized Officer.
●You have read and are familiar with the provisions of the Plan, the Award Agreement and the prospectus for the Plan (the “Prospectus”). In the event of any conflict between the Prospectus and the terms of the Plan or the Award Agreement, the terms of the Plan or the Award Agreement, as applicable, shall control.
●The Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock contemplated hereby and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (1) other equity awards previously granted to you, and (2) except as otherwise expressly provided in the Award Agreement, any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you, in each case that specifies the terms that should govern the PSU Award.

PROCORE TECHNOLOGIES, INC.     PARTICIPANT:
By:
    Signature        Signature
Title:         Date:
Date:

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Global PSU Award Agreement
As reflected by your Global PSU Award Grant Notice (“Grant Notice”), Procore Technologies, Inc. (the “Company”) has granted you a PSU Award under its 2021 Equity Incentive Plan (as amended, the “Plan”) for the number of performance-based restricted stock units as indicated in your Grant Notice (the “PSU Award” or the “PSUs”). The terms of your PSU Award as specified in this Global PSU Award Agreement, including (1) a description of the performance criteria (“Milestones”), set forth in Exhibit A attached hereto and (2) any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”) and the Grant Notice, constitute your “Award Agreement.” Capitalized terms not explicitly defined in the Award Agreement but defined in the Plan shall have the meanings set forth in the Plan.
The general terms applicable to your PSU Award are as follows:
1.Governing Plan Document. Your PSU Award is subject to all the provisions of the Plan. Your PSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.Grant of the PSU Award. This PSU Award represents the Company’s promise to issue to you on the first Quarterly Issuance Date that next follows a Milestone Date (or on such other date as provided under Section 5 of the Global PSU Award Agreement) the number of shares of Common Stock that is subject to any Vested PSUs that relate to such Milestone Date, as indicated in the Grant Notice and as further described in Exhibit A, subject to your Continuous Service through each Quarterly Issuance Date. You will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting. Any additional PSUs that become subject to the PSU Award pursuant to Capitalization Adjustments as set forth in the Plan or the provisions of Section 3, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other PSUs covered by your PSU Award.
3.Dividends. You shall receive no benefit or adjustment to your PSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with Vested PSUs after such shares have been delivered to you.
4.Responsibility for Taxes.

(a)Regardless of any action taken by the Company or, if different, the Affiliate or other local employer to which you provide Continuous Service (the “Service Recipient”) with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to your participation in the Plan and legally applicable or deemed applicable to you (the “Tax Liability”), you hereby acknowledge and agree that the Tax Liability is your ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and the Service Recipient (i) make no representations or undertakings regarding any Tax Liability in connection with any aspect of the PSU Award, including, but not limited to, the grant or vesting of the PSU Award, the issuance of Common Stock pursuant to such vesting, the subsequent sale of shares of Common Stock, and the payment of any dividends on the shares; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSU Award to reduce or eliminate your Tax Liability or achieve a particular tax result. Further, if you are subject to Tax Liability in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
(b)In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy any Tax Liability. As further provided in Section 8 of the Plan, you hereby authorize the Company and any applicable Service Recipient to satisfy any applicable withholding obligations with regard to the Tax Liability by one or a combination of the following methods: (i) causing you to pay any portion of the Tax Liability in cash or cash equivalent in a form acceptable to the Company and/or the Service Recipient; (ii) withholding from any compensation otherwise payable to you by the Company or the Service Recipient; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with Vested PSUs; (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with Vested PSUs to satisfy the Tax Liability and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liability directly to the Company or the Service Recipient; and/or (v) any other method determined by the Company to be in compliance with Applicable Law. Notwithstanding the foregoing, if you are an Officer or otherwise subject to Section 16(b) of the Exchange Act, the Company will satisfy applicable withholding obligations for the Tax Liability by withholding shares of Common Stock as provided in Section 4(b)(iii) hereof, unless otherwise determined by the Board or the Compensation Committee. Furthermore, you agree to pay or reimburse the Company or the Service Recipient any amount the Company or the Service Recipient may be required to withhold, collect or pay as a result of your participation in the Plan or that cannot be satisfied by the means previously described. In the event it is determined that the amount of the Tax Liability was greater than the amount withheld by the Company and/or the Service Recipient (as applicable), you agree to indemnify and hold the Company and/or the Service Recipient (as applicable) harmless from any failure by the Company or the applicable Service Recipient to withhold the proper amount.
(c)The Company and/or the Service Recipient may withhold or account for your Tax Liability by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash from the Company or the Service Recipient (with no entitlement to the Common Stock equivalent), or if not refunded, you may seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any Tax Liability directly to the applicable tax authority or to the Company and/or the Service Recipient. If the withholding obligation for the Tax Liability is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the Vested PSUs, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying such Tax Liability.
(d)You acknowledge that you may not participate in the Plan and the Company shall have no obligation to issue or deliver shares of Common Stock until you have fully satisfied any applicable Tax Liability, as determined by the Company. Unless any withholding obligation for the Tax Liability satisfied, the Company shall have no obligation to issue or deliver to you any Common Stock in respect of the PSU Award.
5.Date of Issuance.
(a)The issuance of shares in respect of Vested PSUs is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligation for the Tax Liability, if any, in the event one or more PSUs vest, the Company shall issue to you one (1) share of Common Stock for each Vested PSU on the applicable Quarterly Issuance Date following a Milestone Date. Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”
(b)If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”), and
(ii)either (1) a withholding obligation for any Tax Liability does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the withholding obligation for the Tax Liability by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you pursuant to Vested PSUs, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Tax Liability in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the fifteenth (15th) day of the third (3rd) calendar month of the applicable year following the year in which the shares of Common Stock under this PSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
6.Nature of Grant. In accepting the PSU Award, you acknowledge, understand and agree that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the PSU Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs or other equity awards have been granted in the past;
(c)all decisions with respect to future PSU Awards or other grants, if any, will be at the sole discretion of the Company;
(d)the PSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
(e)the PSU Award and your participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient, and shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your Continuous Service (if any);
(f)you are voluntarily participating in the Plan;
(g)the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not intended to replace any pension rights or compensation;
(h)the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(i)unless otherwise agreed with the Company in writing, the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(j)the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSU Award or the recovery by the Company of any shares of Common Stock resulting from (i) the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) and/or (ii) the application of any clawback or recovery policy as described in Section 9(j) of the Plan or Section 18 of the Global PSU Award Agreement;
(l)for purposes of the PSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any), and such date and will not be extended by any notice period (e.g., your period of Continuous Service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any). The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the PSU Award (including whether you may still be considered to be providing services while on a leave of absence); and
(m)neither the Company, the Service Recipient or any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the PSUs or of any amounts due to you pursuant to the settlement of Vested PSUs or the subsequent sale of any shares of Common Stock acquired upon settlement of Vested PSUs.
7.Transferability. Except as otherwise provided in the Plan, your PSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
8.Corporate Transaction. Your PSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

9.No Liability for Taxes. As a condition to accepting the PSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to any Tax Liability arising from the PSU Award and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PSU Award and have either done so or knowingly and voluntarily declined to do so.
10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
11.Governing Law and Venue. The PSU Award and the provisions of the Award Agreement are governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflict of law principles that would result in any application of any law other than the law of the State of Delaware. For purposes of any action, lawsuit or other proceedings brought to enforce the Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of Delaware, and no other courts, where this grant is made and/or to be performed.
12.Severability. If any part of the Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Global PSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Compliance with Law. Notwithstanding any other provision of the Plan or the Award Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon settlement of Vested PSUs prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Award Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.

14.Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in the English language, so as to enable you to understand the terms and conditions of the Award Agreement and the Plan. If you have received the Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.
15.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
16.Performance Criteria and Appendix. Notwithstanding any provisions of the Grant Notice or the Global PSU Award Agreement, the PSU Award shall be subject to (a) the terms and conditions set forth in Exhibit A attached hereto regarding the performance criteria for each Milestone and (b) any additional terms and conditions set forth in any Appendix for your country. Moreover, if you transfer residence and/or service to another country included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Exhibit A and the Appendix constitute part of the Award Agreement.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the PSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.PSU Award Subject to Clawback. As an additional condition of receiving the PSU Award, and without limiting the application of Section 9(j) of the Plan, you agree that the PSU Award and any shares of Common Stock or other benefits or proceeds therefrom you may receive hereunder shall be subject to forfeiture and/or repayment to the Company pursuant to (a) the Company’s Incentive Compensation Recoupment Policy (as amended from time to time, or any successor policy, the “Recoupment Policy”), to the extent applicable to you, (b) under the terms of any policy adopted by the Company, as may be amended from time to time, to facilitate the Company’s objectives related to eliminating or reducing fraud, misconduct, wrongdoing or violations of law by an employee or other service provider or related to improving the Company’s governance practices or similar considerations, and (c) any requirements imposed under Applicable Law. The provisions contained in a policy or required by Applicable Law as contemplated under sub-clause (a), (b) or (c) shall be deemed incorporated into the Award Agreement without your additional or separate consent. Further, if you receive any amount in excess of what you should have received under the terms of the PSU Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Board or Compensation Committee, then you shall be required to promptly repay any such excess amount to the Company.
In order to satisfy any recoupment obligation arising under the Recoupment Policy or under the other provisions of this Section 18, you expressly and explicitly authorize the Company to cancel any unpaid portion of the PSU Award (whether vested or unvested) and/or to issue instructions, on your behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any shares of Common Stock or other amounts acquired pursuant to the PSU Award to impose a full trading and transfer block on your account and to re-convey, transfer or otherwise return the shares of Common Stock and/or other amounts in such account to the Company upon the Company’s enforcement of the Recoupment Policy or any other applicable clawback policy. You acknowledge and agree that the Company’s rights hereunder shall not be affected in any way by any subsequent change in your status, including retirement or termination of your Continuous Service (including due to death or Disability). You expressly agree to indemnify and hold the Company and its Affiliates harmless from any loss, cost, damage, or expense (including attorneys’ fees) that the Company or any of its Affiliates may incur as a result of your actions or in the Company and any of its Affiliates’ efforts to recover such previously made payments or value pursuant to this Section 18.
19.Waiver. You acknowledge that a waiver by the Company of breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other provision of the Award Agreement, or of any subsequent breach by you or any other participant.
20.Insider Trading/Market Abuse. You acknowledge that, depending on your or your broker’s country or where the Company shares are listed, you may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the shares of Common Stock are listed and in applicable jurisdictions, including the United States, your country and the designated broker’s country, which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares (e.g., PSUs) or rights linked to the value of shares (e.g., phantom awards or futures) during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind that “third parties” include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter.

21.Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws you are subject, you may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding the same.
22.Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
23.Section 409A. To the extent (a) the PSUs constitute deferred compensation subject to Section 409A of the Code, (b) the PSUs are payable upon your termination of Continuous Service and (c) you are deemed at the time of such termination to be a “specified” employee under Section 409A of the Code, then the PSUs shall not be settled until the earlier of (i) the expiration of the six (6)-month period measured from your termination of Continuous Service and (ii) the date of your death following such termination; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to you under Section 409A of the Code.
24.Questions. If you have questions regarding these or any other terms and conditions applicable to your PSU Award, including a summary of the general tax consequences associated with your PSU Award, please see the Prospectus and/or the applicable country supplement to the Prospectus.

EXHIBIT A
MILESTONE CRITERIA AND MILESTONE DATES

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Appendix
To Global PSU Award Agreement
Capitalized terms used but not defined in this Appendix have the meanings set forth in the 2021 Equity Incentive Plan (the “Plan”), the Global PSU Award Grant Notice and/or the Global PSU Award Agreement, as applicable. The Global PSU Award Grant Notice and the Global PSU Award Agreement, including Exhibit A thereto and this Appendix, are referred to herein collectively as the “Award Agreement.”

Terms and Conditions
This Appendix includes additional terms and conditions that govern the PSU Award granted to you under the Plan if you reside and/or work in one of the jurisdictions listed below.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the PSU Award, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to you.

Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of January 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in the PSU Award, acquire shares of Common Stock or sell shares of Common Stock acquired under the Plan.
In addition, the information contained below is general in nature, may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws in your country may apply to your situation.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the PSU Award, the notifications herein may not apply to you in the same manner.

Additional Terms and Conditions for All Non-U.S. Participants

Data Privacy Notice and Consent
(1)Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all PSUs or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purposes of implementing, administering and managing your participation in the Plan. The legal basis, where required, for the processing of Data is your consent.
(2)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE from Morgan Stanley and certain of its affiliated companies (the “Designated Broker”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the Designated Broker or other service providers, with such agreement being a condition to the ability to participate in the Plan. The Company and the Designated Broker are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is your consent.
(3)Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with Applicable Law, exercise or defense of legal rights, and archiving, back-up and deletion processes. This period may extend beyond your period of Continuous Service.
(4)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your salary from or employment or other service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant PSUs or other equity awards to you or administer or maintain such awards.
(5)Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (a) request access or copies of Data the Company processes, (b) rectification of incorrect Data, (c) deletion of Data, (d) restrictions on processing of Data, (e) portability of Data, (f) lodge complaints with competent authorities in your jurisdiction, and/or (g) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.

AUSTRALIA
Notifications
Securities Notification. This offer of the PSU Award is being made under Division 1A Part 7.12 of the Australian Corporations Act 2001 (Cth).
Tax Notification. Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to the PSU Award granted under the Plan, such that the PSU Award is intended to be subject to deferred taxation.
Exchange Control Notification. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
Settlement of PSUs. Notwithstanding any terms or conditions of the Plan or the Award Agreement to the contrary and without prejudice to Section 4 of the Global PSU Award Agreement, PSUs will be settled in shares of Common Stock only, not in cash.
Termination. The following provision replaces Section 6(l) of the Global PSU Award Agreement in its entirety:
(l) for purposes of the PSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earliest of (i) the date of termination of your Continuous Service, (ii) the date on which you receive notice of termination of your Continuous Service, and (iii) the date on which you cease to be providing services to the Company, the Service Recipient or any other Affiliate, which date shall not be extended by any notice period or period of pay in lieu of such notice mandated under the employment laws of the jurisdiction in which you are providing service or the terms of your employment or other service agreement, if any. The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the PSU Award (including whether you may still be considered to be providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the PSU Award, if any, will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting;
The following terms and conditions apply to Participants resident in Quebec:
Data Privacy. This provision supplements the Data Privacy Section of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (1) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (2) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
Securities Law Notification. You are permitted to sell shares of Common Stock acquired under the Plan through the Designated Broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
Foreign Asset/Account Reporting Notification. Canadian residents are required to report any foreign specified property held outside Canada (including PSU Awards and shares of Common Stock acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds CAD 100,000 at any time during the year. Thus, if the CAD 100,000 cost threshold is exceeded by other foreign specified property held by the individual, PSU Awards must be reported (generally at a nil cost). For purposes of such reporting, shares of Common Stock acquired under the Plan may be reported at their adjusted cost basis. The adjusted cost basis of a share is generally equal to the fair market value of such share at the time of acquisition; however, if you own other shares of Common Stock (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost bases of the other shares of Common Stock. You should consult with your personal legal advisor to ensure compliance with applicable reporting obligations.
COSTA RICA
There are no country-specific provisions.
CZECH REPUBLIC
Notifications
Exchange Control Notification. You may be required to notify the Czech National Bank that you acquired shares of Common Stock under the Plan and/or that you maintain a foreign account. Such notification will be required if the aggregate value of your foreign direct investments is CZK 2,500,000 or more, you have a certain threshold of foreign financial assets, or you are specifically requested to do so by the Czech National Bank. You should consult with your personal financial advisor regarding your reporting requirements.
EGYPT
Notifications
Exchange Control Notification. If you are an Egyptian resident and you transfer funds into Egypt in connection with the sale of shares of Common Stock or the receipt of any dividends, you are required to do so through a registered bank in Egypt.
FRANCE
Terms and Conditions
Language Consent. By accepting this grant of PSUs, you confirm having read and understood the Plan and the Award Agreement, which were provided in the English language. You accept the terms of the documents accordingly.
En acceptant cet octroi d’unités d’actions restreintes, vous confirmez avoir lu et compris le plan et le présent accord, qui ont été fournis en anglais. Vous acceptez les termes des documents en conséquence.
Notifications
Tax Information. The PSUs are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If you make or receive a payment in excess of this amount (including if you acquire shares of Common Stock with a value in excess of this amount under the Plan or sell shares of Common Stock via a foreign broker, bank or service provider and receive proceeds in excess of this amount) and/or if the Company withholds or sells shares of Common Stock with a value in excess of this amount to cover Tax Liability, you must report the payment and/or the value of the shares of Common Stock withheld or sold to Bundesbank. Such reports must be made either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. You should consult a personal legal advisor to ensure compliance with applicable reporting requirements.

INDIA
Notifications
Exchange Control Notification. You understand that you must repatriate any dividends, as well as any proceeds from the sale of shares of Common Stock acquired under the Plan within such period of time as may be required under applicable regulations. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency, and you must maintain the FIRC as proof of repatriation of funds in the event that the Reserve Bank of India or your Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. You may also be required to provide information regarding funds received from participation in the Plan to the Company and/or your Service Recipient to enable them to comply with their filing requirements under exchange control laws in India.
MEXICO
Terms and Conditions
Plan Document Acknowledgement. By accepting the PSU Award, you acknowledge that you have received a copy of the Plan and the Award Agreement, which you have reviewed. You acknowledge further that you accept all the provisions of the Plan and the Award Agreement. You also acknowledge that you have read and specifically and expressly approves the terms and conditions set forth in Section 6 of the Global PSU Award Agreement (Nature of Grant), which clearly provides as follows:
(1)Your participation in the Plan does not constitute an acquired right;
(2)The Plan and your participation in it are offered by the Company on a wholly discretionary basis;
(3)Your participation in the Plan is voluntary; and
(4)None of the Company, the Service Recipient nor any other Affiliate are responsible for any decrease in the value of any shares of Common Stock acquired at settlement of the PSU Award.
Labor Law Policy and Acknowledgment. The following provision supplements Section 6 of the Global PSU Award Agreement (Nature of Grant):
By accepting the PSU Award, you expressly recognize that the Company, with its principal operating offices at 6309 Carpinteria Avenue, Carpinteria, CA 93013 U.S.A., is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of shares of Common Stock under the Plan do not constitute an employment relationship or other service contract between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is a Mexican Affiliate of the Company. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participating in the Plan do not establish any rights between you and the Service Recipient and do not form part of the conditions and/or benefits provided by the Service Recipient for your Continuous Service and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your Continuous Service. You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation in the Plan at any time without any liability to you.
Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, and its subsidiaries, affiliates, branches, representation offices, shareholders, trustees, directors, officers, employees, agents, or legal representatives with respect to any such claim that may arise.
Reconocimiento del Documento del Plan. Al aceptar la concesión de PSU, reconoce que ha recibido una copia del plan y el acuerdo de concesión de PSU, que ha revisado. Además, reconoce que acepta todas las disposiciones del Plan y el Acuerdo de adjudicación de PSU. También reconoce que ha leído y aprueba específica y expresamente los términos y condiciones establecidos en la Sección 6 del Acuerdo (Naturaleza de la concesión), que establece claramente lo siguiente:
(1)La participación del youe en el Plan no constituye un derecho adquirido;
(2)El Plan y la participación del youe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;
(3)La participación del youe en el Plan es voluntaria; y
(4)Ninguna parte de la Compañía, el Destinatario del Servicio ni ningún otro Afiliado son responsables de cualquier disminución en el valor de las acciones ordinarias adquiridas en el momento de la adjudicación del Premio PSU.
Política Laboral y Reconocimiento. Esta disposición suplementa la Sección 6 del Convenio (Naturaleza del Otorgamiento):
Al aceptar el Premio PSU, usted reconoce expresamente que la Compañía, con sus principales oficinas operativas en 6309 Carpinteria Avenue, Carpinteria, CA 93013 USA, es la única responsable de la administración del Plan y que su participación en el Plan y adquisición de acciones de Las Acciones Comunes bajo el Plan no constituyen una relación laboral u otro contrato de servicio entre usted y la Compañía ya que usted participa en el Plan sobre una base totalmente comercial y su único empleador es un Afiliado mexicano de la Compañía. Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que pueda derivar de su participación en el Plan no establecen ningún derecho entre usted y el Destinatario del Servicio y no forman parte de las condiciones y / o beneficios proporcionados por el Servicio. Destinatario de su Servicio Continuo y cualquier modificación del Plan o su terminación no constituirán un cambio o menoscabo de los términos y condiciones de su Servicio Continuo.

Asimismo, el youe reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del youe en cualquier momento y sin responsabilidad alguna frente el youe.
Finalmente, el youe por este medio declara que no se reserva derecho o acción alguna en contra de la Compañía por cualquier compensación o daños y perjuicios en relación con cualquier disposición del Plan o de los beneficios derivados del Plan y, por lo tanto, el youe otorga el más amplio finiquito que en derecho proceda a favor de la Compañía, y sus afiliadas, sucursales, oficinas de representación, accionistas, fiduciarios, directores, funcionarios, empleados, agentes o representantes legales en relación con cualquier demanda o reclamación que pudiera surgir.
Notifications
Securities Law Notification. The PSU Award and the shares of Common Stock offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the PSU Award Agreement and any other document relating to the PSU Award may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are providing service to the Company or one of its Affiliates made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.
NORWAY
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The PSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the shares of Common Stock in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant; (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (3) pursuant to and in accordance with any the conditions of any applicable provision of the SFA.
Notifications
Securities Law Notification. The offer of the Plan, the PSU Award, and the issuance of the underlying shares of Common Stock at settlement are being made pursuant to the “Qualifying

Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification Obligation. You acknowledge that if you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., PSU Award or shares of Common Stock) in the Company or any Affiliate within two (2) business days of (1) its acquisition or disposal, (2) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (3) becoming a director, associate director or shadow director.
SPAIN
Terms and Conditions
Labor Law Acknowledgement. The following provision supplements Section 6 of the Global PSU Award Agreement:
By accepting the PSUs granted hereunder, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.
You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to grant PSUs under the Plan to individuals throughout the world. The decision is a limited decision, which is entered into upon the express assumption and condition that any PSU Awards granted will not economically or otherwise bind the Company or any of its Affiliates on an ongoing basis, other than as expressly set forth in the Award Agreement. Consequently, you understand that the PSU Awards granted hereunder are given on the assumption and condition that they shall not become a part of any employment contract and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant of PSU Awards since the future value of the PSUs and the underlying shares of Common Stock are unknown and unpredictable. In addition, you understand that any PSUs granted hereunder would not be made but for the assumptions and conditions referred to above; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of PSUs or right to PSUs shall be null and void.
Further, the vesting of the PSUs is expressly conditioned on your continued and active rendering of service to the Company, the Service Recipient or any Affiliate, such that if service terminates for any reason whatsoever, the PSUs may cease vesting immediately, in whole or in part, effective on the date of your termination (unless otherwise specifically provided in the Award Agreement). This will be the case, for example, even if (1) you are considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) you are dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) you terminate service due to a change of work location, duties or any other employment or contractual condition; (4) you terminate service due to a unilateral breach of contract by the Service Recipient; or (5) you terminate for any other reason whatsoever. Consequently, upon termination for any of the above reasons, you may automatically lose any rights to PSUs that were not vested on the date of your termination, as described in the Plan and the Award Agreement.
You acknowledge that you have read and specifically accept the conditions referred to in Section 6 of the Global PSU Award Agreement.
Notifications
Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Award Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
Exchange Control Notification. If you acquire shares of Common Stock under the Plan, you must declare the acquisition to the Direccion General de Comercio e Inversiones (the “DGCI”). If you acquire the shares of Common Stock through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCI for you; otherwise, you will be required to make the declaration by filing a D-6 form. You must declare ownership of any shares of Common Stock with the DGCI each January while the shares of Common Stock are owned and must also report, in January, any sale of shares of Common Stock that occurred in the previous year for which the report is being made, unless the sale proceeds exceed the applicable threshold, in which case the report is due within one (1) month of the sale.
UNITED ARAB EMIRATES
Notifications
Securities Law Notification. The Award Agreement, the Plan, and other incidental communication materials related to the PSUs are intended for distribution only to individuals providing service to the Company or one of its Affiliates for the purposes of an incentive scheme.
The Emirates Securities and Commodities Authority and the Central Bank have no responsibility for reviewing or verifying any documents in connection with this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it.
The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities.
If you do not understand the contents of the Award Agreement or the Plan, you should consult an authorized financial adviser.

UNITED KINGDOM
Terms and Conditions
Withholding Obligations. This provision supplements Section 4 of the Global PSU Award Agreement:
Without limitation to Section 4 of the Global PSU Award Agreement, you hereby agree that you are liable for any Tax Liability related to your participation in the Plan and hereby covenant to pay such Tax Liability, as and when requested by the Company or (if different) the Service Recipient or by H.M. Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax Liability that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Global PSU Award Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Liability as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the withholding obligation occurs may constitute an additional benefit to you on which additional income tax and National Insurance Contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time thereafter by any of the means referred to in Section 4 of the Global PSU Award Agreement.

PROCORE TECHNOLOGIES, INC.
Global PSU Award Grant Notice
(2021 Equity Incentive Plan)
Procore Technologies, Inc. (the “Company”) has awarded to you (the “Participant”) the number of performance-based restricted stock units specified and on the terms set forth below (the “PSU Award” or the “PSUs”). Your PSU Award is subject to all of the terms and conditions as set forth in this Global PSU Award Grant Notice (the “Grant Notice”), the Company’s 2021 Equity Incentive Plan (as amended, the “Plan”), and the Global PSU Award Agreement, including (1) a description of the performance criteria set forth in Exhibit A attached thereto and (2) any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”). The Grant Notice and the Global PSU Award Agreement (including Exhibit A and the Appendix) are referred to together as the “Award Agreement.” Capitalized terms not explicitly defined in the Grant Notice but defined in the Plan or the Global PSU Award Agreement shall have the meanings set forth in the Plan or the Global PSU Award Agreement, as applicable. Further, references in the Award Agreement to the Global PSU Award Agreement shall include the Appendix.
Participant:                    ______________________________

Date of Grant:    ______________________________

Vesting Commencement Date:    ______________________________

Number of PSUs:                ______________________________

Company Vesting Date: Each February 20, May 20, August 20, and November 20
Vesting Terms: The PSUs shall vest pursuant to the section below titled “Vesting Schedule”, subject to the vesting acceleration events set forth in the sections below titled “Death and Disability” and “Change in Control”(the “Vesting Terms”):
Vesting Schedule. [____________________________________]
Death and Disability. Vesting will cease upon the termination of your Continuous Service, except if termination is by reason of death or Disability, in which case, unless otherwise determined by the Committee, vesting will accelerate in accordance with the following terms: (a) a number of PSUs equal to the Target Number of PSUs shall vest automatically on the termination date if such termination occurs prior to the last day of the Performance Period and (b) any Eligible PSUs that remain unvested at the time of such termination shall vest automatically on the termination date if the termination occurs after the last day of the Performance Period.

Change in Control. In the event of a Change in Control prior to the end of the Performance Period, a number of PSUs equal to the Target Number of PSUs shall be converted to time-based restricted stock units (“RSUs”) that will become eligible to vest based solely on Continuous Service through the applicable Company Vesting Date (disregarding any delay to the Company Vesting Dates resulting from the certification requirements set forth in the “Vesting Schedule” section above).
In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue the unvested Eligible PSUs (if the Change in Control occurs after the end of the Performance Period) or the unvested RSUs (if the Change in Control occurs prior to the end of the Performance Period) or substitute similar awards for such unvested Eligible PSUs or unvested RSUs, as applicable, then the vesting of any such unvested Eligible PSUs or unvested RSUs, as applicable, shall accelerate in full immediately prior to the Change in Control.
[IF APPLICABLE: In the event of a termination of your Continuous Service by the Company without Cause or as a result of your resignation for Good Reason (as such terms are defined in the Executive Severance Agreement between you and the Company dated as of [DATE] (the “Severance Agreement”) during the period commencing three (3) months preceding the date of the Change in Control and ending twelve (12) months following the date of the Change in Control, any Eligible PSUs, RSUs, or the Target Number of PSUs for which the Performance Period has not yet been completed, as applicable, that are unvested as of the date of such termination shall become fully vested as of the date immediately prior to the Change in Control (where the termination occurs during the three (3)-month period preceding the Change in Control) and as of the termination date (where the termination occurs during the twelve (12)-month period following the Change in Control). For clarity, if the termination occurs during the three (3)-month period preceding the date of the Change in Control and the Change in Control occurs prior to the completion of the Performance Period, the number of PSUs that vest shall be equal to the Target Number of PSUs. For clarity, the provisions in this section supersede and prevail over the provisions governing the treatment of equity awards contemplated under the Severance Agreement.]
PSUs that vest in accordance with the foregoing Vesting Terms shall be referred to as “Vested PSUs” in the Award Agreement.
Issuance Schedule: One share of Common Stock will be issued for each PSU which vests at the time set forth in Section 5 of the Global PSU Award Agreement.
Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
The PSU Award is governed by this Grant Notice, and the provisions of the Plan and the Global PSU Award Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan or the Award Agreement, the Award Agreement may not be modified, amended or revised except in a writing signed by you and a duly authorized Officer.

You have read and are familiar with the provisions of the Plan, the Award Agreement and the prospectus for the Plan (the “Prospectus”). In the event of any conflict between the Prospectus and the terms of the Plan or the Award Agreement, the terms of the Plan or the Award Agreement, as applicable, shall control.
The Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock contemplated hereby and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (1) other equity awards previously granted to you, and (2) except as otherwise expressly provided in the Award Agreement, any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you, in each case that specifies the terms that should govern the PSU Award.

PROCORE TECHNOLOGIES, INC.         PARTICIPANT:
By:
    Signature     Signature
Title:         Date: ______________________________
Date:

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Global PSU Award Agreement
As reflected by your Global PSU Award Grant Notice (“Grant Notice”), Procore Technologies, Inc. (the “Company”) has granted you a PSU Award under its 2021 Equity Incentive Plan (as amended, the “Plan”) for the number of performance-based restricted stock units as indicated in your Grant Notice (the “PSU Award” or the “PSUs”).
The terms of your PSU Award as specified in this Global PSU Award Agreement, including (1) a description of the performance criteria set forth in Exhibit A attached hereto and (2) any additional terms and conditions for your country set forth in an appendix thereto (the “Appendix”) and the Grant Notice, constitute your “Award Agreement.” Capitalized terms not explicitly defined in the Award Agreement but defined in the Plan shall have the meanings set forth in the Plan.
The general terms applicable to your PSU Award are as follows:
1.Governing Plan Document. Your PSU Award is subject to all the provisions of the Plan. Your PSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.Grant of the PSU Award. This PSU Award represents the Company’s promise to issue to you on the Company Vesting Date or such other vesting event as specified in the Grant Notice, as applicable, in accordance with Section 5 of the Global PSU Award Agreement, the number of shares of Common Stock that is subject to any Vested PSUs, as indicated in the Grant Notice and as further described in Exhibit A. You will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting. Any additional PSUs that become subject to the PSU Award pursuant to Capitalization Adjustments as set forth in the Plan or the provisions of Section 3, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other PSUs covered by your PSU Award.
3.Dividends. You shall receive no benefit or adjustment to your PSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with Vested PSUs after such shares have been delivered to you.

4.Responsibility for Taxes.
(a)Regardless of any action taken by the Company or, if different, the Affiliate or other local employer to which you provide Continuous Service (the “Service Recipient”) with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to your participation in the Plan and legally applicable or deemed applicable to you (the “Tax Liability”), you hereby acknowledge and agree that the Tax Liability is your ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and the Service Recipient (i) make no representations or undertakings regarding any Tax Liability in connection with any aspect of the PSU Award, including, but not limited to, the grant or vesting of the PSU Award, the issuance of Common Stock pursuant to such vesting, the subsequent sale of shares of Common Stock, and the payment of any dividends on the shares; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSU Award to reduce or eliminate your Tax Liability or achieve a particular tax result. Further, if you are subject to Tax Liability in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
(b)In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy any Tax Liability. As further provided in Section 8 of the Plan, you hereby authorize the Company and any applicable Service Recipient to satisfy any applicable withholding obligations with regard to the Tax Liability by one or a combination of the following methods: (i) causing you to pay any portion of the Tax Liability in cash or cash equivalent in a form acceptable to the Company and/or the Service Recipient; (ii) withholding from any compensation otherwise payable to you by the Company or the Service Recipient; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with Vested PSUs; (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares of Common Stock to be delivered in connection with Vested PSUs to satisfy the Tax Liability and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax Liability directly to the Company or the Service Recipient; and/or (v) any other method determined by the Company to be in compliance with Applicable Law. Notwithstanding the foregoing, if you are an Officer or otherwise subject to Section 16(b) of the Exchange Act, the Company will satisfy any applicable withholding obligations for the Tax Liability by withholding in shares of Common Stock as provided in Section 4(b)(iii) hereof, unless otherwise determined by the Board or the Compensation Committee. Furthermore, you agree to pay or reimburse the Company or the Service Recipient any amount the Company or the Service Recipient may be required to withhold, collect or pay as a result of your participation in the Plan or that cannot be satisfied by the means previously described. In the event it is determined that the amount of the Tax Liability was greater than the amount withheld by the Company and/or the Service Recipient (as applicable), you agree to indemnify and hold the Company and/or the Service Recipient (as applicable) harmless from any failure by the Company or the applicable Service Recipient to withhold the proper amount.
(c)The Company and/or the Service Recipient may withhold or account for your Tax Liability by considering statutory withholding amounts or other withholding rates applicable in your jurisdiction(s), including maximum rates applicable in your jurisdiction(s). In the event of over-withholding, you may receive a refund of any over-withheld amount in cash from the Company or the Service Recipient (with no entitlement to the Common Stock equivalent), or if not refunded, you may seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any Tax Liability directly to the applicable tax authority or to the Company and/or the Service Recipient. If the withholding obligation for the Tax Liability is satisfied by withholding shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the Vested PSUs, notwithstanding that a number of the shares of Common Stock is held back solely for the purpose of paying such Tax Liability.
(d)You acknowledge that you may not participate in the Plan and the Company shall have no obligation to issue or deliver shares of Common Stock until you have fully satisfied any applicable Tax Liability, as determined by the Company. Unless any withholding obligation for the Tax Liability satisfied, the Company shall have no obligation to issue or deliver to you any Common Stock in respect of the PSU Award.
5.Date of Issuance.
(a)The issuance of shares in respect of Vested PSUs is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligation for the Tax Liability, if any, in the event one or more PSUs vest, the Company shall issue to you one (1) share of Common Stock for each Vested PSU on the applicable Company Vesting Date or earlier vesting event specified in the Grant Notice. Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”
(b)If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”), and
(ii)either (1) a withholding obligation for any Tax Liability does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the withholding obligation for the Tax Liability by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you pursuant to Vested PSUs, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Tax Liability in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the fifteenth (15th) day of the third (3rd) calendar month of the applicable year following the year in which the shares of Common Stock under this PSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
6.Nature of Grant. In accepting the PSU Award, you acknowledge, understand and agree that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)the grant of the PSU Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of PSUs, or benefits in lieu of PSUs, even if PSUs or other equity awards have been granted in the past;
(c)all decisions with respect to future PSU Awards or other grants, if any, will be at the sole discretion of the Company;
(d)the PSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
(e)the PSU Award and your participation in the Plan shall not be interpreted as forming or amending an employment or service contract with the Company or the Service Recipient, and shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your Continuous Service (if any);
(f)you are voluntarily participating in the Plan;
(g)the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not intended to replace any pension rights or compensation;
(h)the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(i)unless otherwise agreed with the Company in writing, the PSU Award and the shares of Common Stock subject to the PSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(j)the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSU Award or the recovery by the Company of any shares of Common Stock resulting from (i) the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) and/or (ii) the application of any clawback or recovery policy as described in Section 9(j) of the Plan or Section 18 of the Global PSU Award Agreement;
(l)for purposes of the PSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any), and such date and will not be extended by any notice period (e.g., your period of Continuous Service will not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any). The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the PSU Award (including whether you may still be considered to be providing services while on a leave of absence); and
(m)neither the Company, the Service Recipient or any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the PSUs or of any amounts due to you pursuant to the settlement of Vested PSUs or the subsequent sale of any shares of Common Stock acquired upon settlement of Vested PSUs.
7.Transferability. Except as otherwise provided in the Plan, your PSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
8.Corporate Transaction. Your PSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
9.No Liability for Taxes. As a condition to accepting the PSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to any Tax Liability arising from the PSU Award and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PSU Award and have either done so or knowingly and voluntarily declined to do so.
10.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.
11.Governing Law and Venue. The PSU Award and the provisions of the Award Agreement are governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflict of law principles that would result in any application of any law other than the law of the State of Delaware. For purposes of any action, lawsuit or other proceedings brought to enforce the Award Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of Delaware, and no other courts, where this grant is made and/or to be performed.
12.Severability. If any part of the Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Global PSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.Compliance with Law. Notwithstanding any other provision of the Plan or the Award Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon settlement of Vested PSUs prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Award Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.
14.Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in the English language, so as to enable you to understand the terms and conditions of the Award Agreement and the Plan. If you have received the Award Agreement or any other document related to the

Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control.
15.Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
16.Performance Criteria and Appendix. Notwithstanding any provisions of the Grant Notice or the Global PSU Award Agreement, the PSU Award shall be subject to (a) the terms and conditions set forth in Exhibit A attached hereto regarding the performance criteria and (b) any additional terms and conditions set forth in any Appendix for your country. Moreover, if you transfer residence and/or service to another country included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Exhibit A and the Appendix constitute part of the Award Agreement.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the PSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.PSU Award Subject to Clawback. As an additional condition of receiving the PSU Award, and without limiting the application of Section 9(j) of the Plan, you agree that the PSU Award and any shares of Common Stock or other benefits or proceeds therefrom you may receive hereunder shall be subject to forfeiture and/or repayment to the Company pursuant to (a) the Company’s Incentive Compensation Recoupment Policy (as amended from time to time, or any successor policy, the “Recoupment Policy”), to the extent applicable to you, (b) under the terms of any policy adopted by the Company, as may be amended from time to time, to facilitate the Company’s objectives related to eliminating or reducing fraud, misconduct, wrongdoing or violations of law by an employee or other service provider or related to improving the Company’s governance practices or similar considerations, and (c) any requirements imposed under Applicable Law. The provisions contained in a policy or required by Applicable Law as contemplated under sub-clause (a), (b) or (c) shall be deemed incorporated into the Award Agreement without your additional or separate consent. Further, if you receive any amount in excess of what you should have received under the terms of the PSU Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or administrative error), all as determined by the Board or Compensation Committee, then you shall be required to promptly repay any such excess amount to the Company.
In order to satisfy any recoupment obligation arising under the Recoupment Policy or under the other provisions of this Section 18, you expressly and explicitly authorize the Company to cancel any unpaid portion of the PSU Award (whether vested or unvested) and/or to issue instructions, on your behalf, to any brokerage firm or stock plan service provider engaged by the Company to hold any shares of Common Stock or other amounts acquired pursuant to the PSU Award to impose a full trading and transfer block on your account and to re-convey, transfer or otherwise return the shares of Common Stock and/or other amounts in such account to the Company upon the Company’s enforcement of the Recoupment Policy or any other applicable clawback policy. You acknowledge and agree that the Company’s rights hereunder shall not be affected in any way by any subsequent change in your status, including retirement or termination of your Continuous Service (including due to death or Disability). You expressly agree to indemnify and hold the Company and its Affiliates harmless from any loss, cost, damage or expense (including attorneys’ fees) that the Company or any of its Affiliates may incur as a result of your actions or in the Company and any of its Affiliates’ efforts to recover such previously made payments or value pursuant to this Section 18.
19.Waiver. You acknowledge that a waiver by the Company of breach of any provision of the Award Agreement shall not operate or be construed as a waiver of any other provision of the Award Agreement, or of any subsequent breach by you or any other participant.
20.Insider Trading/Market Abuse. You acknowledge that, depending on your or your broker’s country or where the Company shares are listed, you may be subject to insider trading restrictions and/or market abuse laws based on the exchange on which the shares of Common Stock are listed and in applicable jurisdictions, including the United States, your country and the designated broker’s country, which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares (e.g., PSUs) or rights linked to the value of shares (e.g., phantom awards or futures) during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind that “third parties” include fellow employees. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter.
21.Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws you are subject, you may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding the same.
22.Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
23.Section 409A. To the extent (a) the PSUs constitute deferred compensation subject to Section 409A of the Code, (b) the PSUs are payable upon your termination of Continuous Service and (c) you are deemed at the time of such termination to be a “specified” employee under Section 409A of the Code, then the PSUs shall not be settled until the earlier of (i) the expiration of the six (6)-month period measured from your termination of Continuous Service and (ii) the date of your death following such termination; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to you under Section 409A of the Code.
24.Questions. If you have questions regarding these or any other terms and conditions applicable to your PSU Award, including a summary of the general tax consequences associated with your PSU Award, please see the Prospectus and/or the applicable country supplement to the Prospectus.

EXHIBIT A
PERFORMANCE CRITERIA

PROCORE TECHNOLOGIES, INC.
2021 Equity Incentive Plan
Appendix
To Global PSU Award Agreement
Capitalized terms used but not defined in this Appendix have the meanings set forth in the 2021 Equity Incentive Plan (the “Plan”), the Global PSU Award Grant Notice and/or the Global PSU Award Agreement, as applicable. The Global PSU Award Grant Notice and the Global PSU Award Agreement, including Exhibit A thereto and this Appendix, are referred to herein collectively as the “Award Agreement.”

Terms and Conditions
This Appendix includes additional terms and conditions that govern the PSU Award granted to you under the Plan if you reside and/or work in one of the jurisdictions listed below.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the PSU Award, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control and other laws in effect in the respective countries as of January 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in the PSU Award, acquire shares of Common Stock or sell shares of Common Stock acquired under the Plan.
In addition, the information contained below is general in nature, may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws in your country may apply to your situation.
If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you transfer employment and/or residency to another country after the grant of the PSU Award, the notifications herein may not apply to you in the same manner.

Additional Terms and Conditions for All Non-U.S. Participants
Data Privacy Notice and Consent
(1) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about you, including, but not limited to, your name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all PSUs or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purposes of implementing, administering and managing your participation in the Plan. The legal basis, where required, for the processing of Data is your consent.
(2) Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE from Morgan Stanley and certain of its affiliated companies (the “Designated Broker”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. You may be asked to agree on separate terms and data processing practices with the Designated Broker or other service providers, with such agreement being a condition to the ability to participate in the Plan. The Company and the Designated Broker are based in the United States. Your country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is your consent.
(3) Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with Applicable Law, exercise or defense of legal rights, and archiving, back-up and deletion processes. This period may extend beyond your period of Continuous Service.
(4) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your salary from or employment or other service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing your consent is that the Company would not be able to grant PSUs or other equity awards to you or administer or maintain such awards.
(5) Data Subject Rights. You may have a number of rights under data privacy laws in your jurisdiction. Depending on where you are based, such rights may include the right to (a) request access or copies of Data the Company processes, (b) rectification of incorrect Data, (c) deletion of Data, (d) restrictions on processing of Data, (e) portability of Data, (f) lodge complaints with competent authorities in your jurisdiction, and/or (g) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, you can contact your local human resources representative.
AUSTRALIA
Notifications
Securities Notification. This offer of the PSU Award is being made under Division 1A Part 7.12 of the Australian Corporations Act 2001 (Cth).
Tax Notification. Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies to the PSU Award granted under the Plan, such that the PSU Award is intended to be subject to deferred taxation.
Exchange Control Notification. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
Settlement of PSUs. Notwithstanding any terms or conditions of the Plan or the Award Agreement to the contrary and without prejudice to Section 4 of the Global PSU Award Agreement, PSUs will be settled in shares of Common Stock only, not in cash.
Termination. The following provision replaces Section 6(l) of the Global PSU Award Agreement in its entirety:
    (l)    for purposes of the PSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earliest of (i) the date of termination of your Continuous Service, (ii) the date on which you receive notice of termination of your Continuous Service, and (iii) the date on which you cease to be providing services to the Company, the Service Recipient or any other Affiliate, which date shall not be extended by any notice period or period of pay in lieu of such notice mandated under the employment laws of the jurisdiction in which you are providing service or the terms of your employment or other service agreement, if any. The Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the PSU Award (including whether you may still be considered to be providing services while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the PSU Award, if any,

will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting;
The following terms and conditions apply to Participants resident in Quebec:
Data Privacy. This provision supplements the Data Privacy Section of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (1) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (2) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
Securities Law Notification. You are permitted to sell shares of Common Stock acquired under the Plan through the Designated Broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
Foreign Asset/Account Reporting Notification. Canadian residents are required to report any foreign specified property held outside Canada (including PSU Awards and shares of Common Stock acquired under the Plan) annually on form T1135 (Foreign Income Verification Statement) if the total cost of the foreign specified property exceeds CAD 100,000 at any time during the year. Thus, if the CAD 100,000 cost threshold is exceeded by other foreign specified property held by the individual, PSU Awards must be reported (generally at a nil cost). For purposes of such reporting, shares of Common Stock acquired under the Plan may be reported at their adjusted cost basis. The adjusted cost basis of a share is generally equal to the fair market value of such share at the time of acquisition; however, if you own other shares of Common Stock (e.g., acquired under other circumstances or at another time), the adjusted cost basis may have to be averaged with the adjusted cost bases of the other shares of Common Stock. You should consult with your personal legal advisor to ensure compliance with applicable reporting obligations.
COSTA RICA
There are no country-specific provisions.
CZECH REPUBLIC
Notifications
Exchange Control Notification. You may be required to notify the Czech National Bank that you acquired shares of Common Stock under the Plan and/or that you maintain a foreign account. Such notification will be required if the aggregate value of your foreign direct investments is CZK 2,500,000 or more, you have a certain threshold of foreign financial assets, or you are specifically requested to do so by the Czech National Bank. You should consult with your personal financial advisor regarding your reporting requirements.
EGYPT
Notifications
Exchange Control Notification. If you are an Egyptian resident and you transfer funds into Egypt in connection with the sale of shares of Common Stock or the receipt of any dividends, you are required to do so through a registered bank in Egypt.
FRANCE
Terms and Conditions
Language Consent. By accepting this grant of PSUs, you confirm having read and understood the Plan and the Award Agreement, which were provided in the English language. You accept the terms of the documents accordingly.
En acceptant cet octroi d’unités d’actions restreintes, vous confirmez avoir lu et compris le plan et le présent accord, qui ont été fournis en anglais. Vous acceptez les termes des documents en conséquence.
Notifications
Tax Information. The PSUs are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If you make or receive a payment in excess of this amount (including if you acquire shares of Common Stock with a value in excess of this amount under the Plan or sell shares of Common Stock via a foreign broker, bank or service provider and receive proceeds in excess of this amount) and/or if the Company withholds or sells shares of Common Stock with a value in excess of this amount to cover Tax Liability, you must report the payment and/or the value of the shares of Common Stock withheld or sold to Bundesbank. Such reports must be made either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. You should consult a personal legal advisor to ensure compliance with applicable reporting requirements.

INDIA
Notifications
Exchange Control Notification.  You understand that you must repatriate any dividends, as well as any proceeds from the sale of shares of Common Stock acquired under the Plan within such period of time as may be required under applicable regulations. You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposit the foreign currency, and you must maintain the FIRC as proof of repatriation of funds in the event that the Reserve Bank of India or your Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. You may also be required to provide information regarding funds received from participation in the Plan to the Company and/or your Service Recipient to enable them to comply with their filing requirements under exchange control laws in India.
MEXICO
Terms and Conditions
Plan Document Acknowledgement. By accepting the PSU Award, you acknowledge that you have received a copy of the Plan and the Award Agreement, which you have reviewed. You acknowledge further that you accept all the provisions of the Plan and the Award Agreement. You also acknowledge that you have read and specifically and expressly approves the terms and conditions set forth in Section 6 of the Global PSU Award Agreement (Nature of Grant), which clearly provides as follows:
(1)    Your participation in the Plan does not constitute an acquired right;
(2)    The Plan and your participation in it are offered by the Company on a wholly discretionary basis;
(3)    Your participation in the Plan is voluntary; and
(4)    None of the Company, the Service Recipient nor any other Affiliate are responsible for any decrease in the value of any shares of Common Stock acquired at settlement of the PSU Award.
Labor Law Policy and Acknowledgment. The following provision supplements Section 6 of the Global PSU Award Agreement (Nature of Grant):
By accepting the PSU Award, you expressly recognize that the Company, with its principal operating offices at 6309 Carpinteria Avenue, Carpinteria, CA 93013 U.S.A., is solely responsible for the administration of the Plan and that your participation in the Plan and acquisition of shares of Common Stock under the Plan do not constitute an employment relationship or other service contract between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is a Mexican Affiliate of the Company. Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participating in the Plan do not establish any rights between you and the

Service Recipient and do not form part of the conditions and/or benefits provided by the Service Recipient for your Continuous Service and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your Continuous Service.
You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation in the Plan at any time without any liability to you.
Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, and its subsidiaries, affiliates, branches, representation offices, shareholders, trustees, directors, officers, employees, agents, or legal representatives with respect to any such claim that may arise.
Reconocimiento del Documento del Plan. Al aceptar la concesión de PSU, reconoce que ha recibido una copia del plan y el acuerdo de concesión de PSU, que ha revisado. Además, reconoce que acepta todas las disposiciones del Plan y el Acuerdo de adjudicación de PSU. También reconoce que ha leído y aprueba específica y expresamente los términos y condiciones establecidos en la Sección 6 del Acuerdo (Naturaleza de la concesión), que establece claramente lo siguiente:
(1)    La participación del youe en el Plan no constituye un derecho adquirido;
(2)    El Plan y la participación del youe en el Plan se ofrecen por la Compañía de manera totalmente discrecional;
(3)    La participación del youe en el Plan es voluntaria; y
(4)    Ninguna parte de la Compañía, el Destinatario del Servicio ni ningún otro Afiliado son responsables de cualquier disminución en el valor de las acciones ordinarias adquiridas en el momento de la adjudicación del Premio PSU.
Política Laboral y Reconocimiento. Esta disposición suplementa la Sección 6 del Convenio (Naturaleza del Otorgamiento):
Al aceptar el Premio PSU, usted reconoce expresamente que la Compañía, con sus principales oficinas operativas en 6309 Carpinteria Avenue, Carpinteria, CA 93013 USA, es la única responsable de la administración del Plan y que su participación en el Plan y adquisición de acciones de Las Acciones Comunes bajo el Plan no constituyen una relación laboral u otro contrato de servicio entre usted y la Compañía ya que usted participa en el Plan sobre una base totalmente comercial y su único empleador es un Afiliado mexicano de la Compañía. Con base en lo anterior, usted reconoce expresamente que el Plan y los beneficios que pueda derivar de su participación en el Plan no establecen ningún derecho entre usted y el Destinatario del Servicio y no forman parte de las condiciones y / o beneficios proporcionados por el Servicio.

Destinatario de su Servicio Continuo y cualquier modificación del Plan o su terminación no constituirán un cambio o menoscabo de los términos y condiciones de su Servicio Continuo.
Asimismo, el youe reconoce que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Compañía; por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o discontinuar la participación del youe en cualquier momento y sin responsabilidad alguna frente el youe.
Finalmente, el youe por este medio declara que no se reserva derecho o acción alguna en contra de la Compañía por cualquier compensación o daños y perjuicios en relación con cualquier disposición del Plan o de los beneficios derivados del Plan y, por lo tanto, el youe otorga el más amplio finiquito que en derecho proceda a favor de la Compañía, y sus afiliadas, sucursales, oficinas de representación, accionistas, fiduciarios, directores, funcionarios, empleados, agentes o representantes legales en relación con cualquier demanda o reclamación que pudiera surgir.
Notifications
Securities Law Notification. The PSU Award and the shares of Common Stock offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the PSU Award Agreement and any other document relating to the PSU Award may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are providing service to the Company or one of its Affiliates made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.
NORWAY
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The PSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the shares of Common Stock in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant; (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (3) pursuant to and in accordance with any the conditions of any applicable provision of the SFA.
Notifications

Securities Law Notification. The offer of the Plan, the PSU Award, and the issuance of the underlying shares of Common Stock at settlement are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification Obligation. You acknowledge that if you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., PSU Award or shares of Common Stock) in the Company or any Affiliate within two (2) business days of (1) its acquisition or disposal, (2) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (3) becoming a director, associate director or shadow director.
SPAIN
Terms and Conditions
Labor Law Acknowledgement.  The following provision supplements Section 6 of the Global PSU Award Agreement:
By accepting the PSUs granted hereunder, you consent to participation in the Plan and acknowledge that you have received a copy of the Plan.
You understand that the Company has unilaterally, gratuitously and in its sole discretion decided to grant PSUs under the Plan to individuals throughout the world. The decision is a limited decision, which is entered into upon the express assumption and condition that any PSU Awards granted will not economically or otherwise bind the Company or any of its Affiliates on an ongoing basis, other than as expressly set forth in the Award Agreement. Consequently, you understand that the PSU Awards granted hereunder are given on the assumption and condition that they shall not become a part of any employment contract and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, you understand and freely accept that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant of PSU Awards since the future value of the PSUs and the underlying shares of Common Stock are unknown and unpredictable. In addition, you understand that any PSUs granted hereunder would not be made but for the assumptions and conditions referred to above; thus, you understand, acknowledge and freely accept that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of PSUs or right to PSUs shall be null and void.
Further, the vesting of the PSUs is expressly conditioned on your continued and active rendering of service to the Company, the Service Recipient or any Affiliate, such that if service terminates for any reason whatsoever, the PSUs may cease vesting immediately, in whole or in part, effective on the date of your termination (unless otherwise specifically provided in the Award Agreement). This will be the case, for example, even if (1) you are considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) you are dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) you terminate service due to a change of work location, duties or any other employment or contractual condition; (4) you terminate service due to a unilateral breach of contract by the Service Recipient; or (5) you terminate for any other reason whatsoever. Consequently, upon termination for any of the above reasons, you may automatically lose any rights to PSUs that were not vested on the date of your termination, as described in the Plan and the Award Agreement.
You acknowledge that you have read and specifically accept the conditions referred to in Section 6 of the Global PSU Award Agreement.
Notifications
Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Award Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus.
Exchange Control Notification. If you acquire shares of Common Stock under the Plan, you must declare the acquisition to the Direccion General de Comercio e Inversiones (the “DGCI”). If you acquire the shares of Common Stock through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCI for you; otherwise, you will be required to make the declaration by filing a D-6 form. You must declare ownership of any shares of Common Stock with the DGCI each January while the shares of Common Stock are owned and must also report, in January, any sale of shares of Common Stock that occurred in the previous year for which the report is being made, unless the sale proceeds exceed the applicable threshold, in which case the report is due within one (1) month of the sale.
UNITED ARAB EMIRATES
Notifications
Securities Law Notification. The Award Agreement, the Plan, and other incidental communication materials related to the PSUs are intended for distribution only to individuals providing service to the Company or one of its Affiliates for the purposes of an incentive scheme.
The Emirates Securities and Commodities Authority and the Central Bank have no responsibility for reviewing or verifying any documents in connection with this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it.
The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities.

If you do not understand the contents of the Award Agreement or the Plan, you should consult an authorized financial adviser.
UNITED KINGDOM
Terms and Conditions
Withholding Obligations.  This provision supplements Section 4 of the Global PSU Award Agreement:
Without limitation to Section 4 of the Global PSU Award Agreement, you hereby agree that you are liable for any Tax Liability related to your participation in the Plan and hereby covenant to pay such Tax Liability, as and when requested by the Company or (if different) the Service Recipient or by H.M. Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax Liability that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Global PSU Award Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Liability as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the withholding obligation occurs may constitute an additional benefit to you on which additional income tax and National Insurance Contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time thereafter by any of the means referred to in Section 4 of the Global PSU Award Agreement.